SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K/A
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) July 2, 2002
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On July 2, 2002, General Motors Corporation (GM) issued a news release announcing June production results, second quarter production results and that third quarter production forecast remains unchanged. The release is as follows:

                         GM Announces Strong June Sales

      -  Total June Sales Up 4 Percent
      -  Truck Sales Up 6 Percent
      -  GM Trucks And Utilities Continue To Set Industry Benchmark

    GM Announces June Production Results, Second Quarter Production Results,
               Third Quarter Production Forecast Remains Unchanged

      DETROIT -- General Motors dealers sold 458,876 new cars and trucks in June in the United States, up 4 percent over last year. GM's overall June truck sales were up 6 percent and June retail truck deliveries were up more than 9 percent as GM remains on pace to establish a new industry truck sales record. GM's overall car sales were up 3 percent as daily rental volume continued to stabilize. For the year, GM sales are down a modest 2 percent while retail truck deliveries are up 11.3 percent.


      "Overall we had a strong month in June led once again by exceptional truck sales," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "We continue to perform well in the retail market, despite grappling with some lean inventories. Our total truck business continues on pace to set the all-time industry record and we are maintaining momentum in cars including Cavalier, Impala, Corvette and Saab models. The combination of those cars with exciting new entries like the Pontiac Vibe and Cadillac CTS, is improving our position in a very competitive passenger car market.

      "Our dealers continue to do a great job of moving vehicles from the showroom into the hands of consumers and keeping our momentum strong as we head into the second half of the year," said Lovejoy.

GM Truck Sales
--------------
      For June, GM's industry leading truck lineup, with deliveries up 6 percent, maintained its pace to establish an all-time industry record. GM achieved overall utility vehicle leadership with an exceptional sales month (108,069), an increase of 13 percent over year-ago levels. Once again, GM achieved midsize utility leadership (54,358), an increase of 19 percent, on the strength of the Chevrolet TrailBlazer (22,974) and the GMC Envoy (10,257).

      GM had another robust month in full-size utility vehicle sales (42,744 units) as the Cadillac Escalade increased 22 percent. GM small utilities, the Saturn VUE and Chevrolet Tracker, continued to gain momentum, with 10,967 sales. Complementing its exceptional strength in utilities, GM had another stellar month in full-size pickups delivering 76,654 units, an increase of 12 percent over last June.

GM Car Sales
------------
       GM car sales (up 3 percent) showed improvement in critical areas and fleet volumes continued to stabilize. Several GM cars had strong sales performances in June. Chevrolet Impala (15,655) maintained its strong sales pace, and Chevrolet Corvette and Cavalier sales increased 12 percent and 3 percent respectively over last June. Pontiac Vibe, with deliveries of 4,027 units, had strong sales once again.

      GM luxury vehicle sales continued momentum in June. Cadillac luxury vehicle sales were up 19 percent and Saab sales were up 26 percent over last June. Saab maintained its sales momentum with 9-3 sales increasing 29 percent and 9-5 sales increasing 21 percent over last year. Solid sales of the new CTS (3,477 units) have contributed to Cadillac's luxury car sales increasing 10 percent over last year.

Certified Used Sales
--------------------
      GM's industry leading certified used car program sold approximately 31,738 total certified used vehicles in June, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand had another stellar month, selling 28,054 units. Lovejoy commented on the growing success of GM Certified Used Vehicles, "We set out to sell 200,000 units this year and after the first six months, we are on track to shatter that goal, a tribute to our dealers and the entire VSSM organization."

GM Announces June Production Results, Second-Quarter Production Results,
------------------------------------------------------------------------
Third-Quarter Production Forecast Remains Unchanged
---------------------------------------------------

      In June, GM produced 465,000 vehicles (209,000 cars and 256,000 trucks) in North America, compared to 466,000 vehicles (211,000 cars and 255,000 trucks) produced in June 2001. (Totals include joint venture production of 9,000 vehicles in June and 10,000 vehicles in June 2001.)

      In the second quarter GM produced 1.553 million vehicles (688,000 cars and 865,000 trucks) in North America, up nearly 14 percent from GM's 2001 second-quarter production when the company produced 1.364 million vehicles (638,000 cars and 726,000 trucks).

      GM's current third-quarter production forecast for North America remains unchanged at 1.245 million vehicles (550,000 cars and 695,000 trucks), up 0.6 percent from third-quarter 2001 production levels of 1.238 million vehicles (573,000 cars and 665,000 trucks).

      GM also announced the following production forecast information for its international regions:

      - GM Europe - GM's current third-quarter production forecast for its European region is 425,000 vehicles, an increase of 5,000 vehicles from last month's forecast. GM Europe produced 457,000 vehicles in the second quarter.

      - GM Asia Pacific - GM's third-quarter production forecast for the region is 74,000 vehicles, an increase of 4,000 vehicles from the prior forecast. The region built 74,000 vehicles in the second quarter.

      - GM Latin America, Africa and the Middle East - The company's third-quarter forecast for the region is 151,000 vehicles, a decrease of 4,000 vehicles from last month's forecast. The region built 143,000 vehicles in the second quarter.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15-16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #



Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                     Calendar Year-to-Date
                               June                      January - June
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   27         2002     2001    per S/D    2002       2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          458,876   456,855   4.3   2,414,156   2,471,039    -2.3
-------------------------------------------------------------------------------
Car Total              215,741   218,581   2.5   1,060,307   1,212,892   -12.6
-------------------------------------------------------------------------------
Truck Total            243,135   238,274   6.0   1,353,849   1,258,147     7.6
-------------------------------------------------------------------------------
Light Truck Total      239,887   233,842   6.5   1,333,733   1,234,987     8.0
-------------------------------------------------------------------------------
Light Vehicle Total    455,628   452,423   4.6   2,394,040   2,447,879    -2.2
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                             Calendar Year-to-Date
                                June                     January - June
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D    2002      2001     % Chg
-------------------------------------------------------------------------------
Buick                   38,507    37,884   5.6     189,324     181,516     4.3
Cadillac                19,696    17,231  18.7      89,630      79,388    12.9
Chevrolet              242,184   241,388   4.2   1,344,000   1,347,125    -0.2
GMC                     47,722    48,692   1.8     263,712     268,624    -1.8
HUMMER                      69        53  35.2         296         421   -29.7
Oldsmobile              17,616    23,959 -23.6      84,993     136,285   -37.6
Other - Isuzu            1,190     1,632 -24.3       6,786       8,572   -20.8
Pontiac                 53,276    54,019   2.4     269,117     281,398    -4.4
Saab                     3,981     3,287  25.8      20,558      16,752    22.7
Saturn                  34,635    28,710  25.3     145,740     150,958    -3.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    211,749   213,539   3.0   1,039,531   1,189,892   -12.6
-------------------------------------------------------------------------------
Light Truck            239,887   233,842   6.5   1,333,733   1,234,987     8.0
-------------------------------------------------------------------------------

Twenty-six selling days for the June period this year and twenty-seven for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.




                                                     2-1P
                                     GM Car Deliveries - (United States)
                                                 June 2002
------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)      June              January - June
                         -----------------------------------------------------
                                           %Chg
                           2002    2001   per S/D   2002      2001     % Chg
                         -----------------------------------------------------
       Selling Days (S/D)  26      27
------------------------------------------------------------------------------

Century                   15,272    12,422   27.7    67,768    64,803    4.6
LeSabre                   11,394    15,440  -23.4    61,946    69,558   -10.9
Park Avenue                2,129     3,530  -37.4    15,055    18,140   -17.0
Regal                      4,051     3,986    5.5    14,401    25,373   -43.2
Riviera                        0         0  ***.*         0         2   ***.*
      Buick Total         32,846    35,378   -3.6   159,170   177,876   -10.5
------------------------------------------------------------------------------
Catera                        11     1,755  -99.3       218     6,248   -96.5
CTS                        3,466         0  ***.*    14,703         0   ***.*
DeVille                    9,266     8,948    7.5    37,175    44,484   -16.4
Eldorado                     562       810  -27.9     3,617     3,925    -7.8
Seville                    2,236     3,196  -27.3    11,203    12,114    -7.5
     Cadillac Total       15,541    14,709    9.7    66,916    66,771     0.2
------------------------------------------------------------------------------
Camaro                     2,668     3,058   -9.4    16,648    17,085    -2.6
Cavalier                  24,713    25,013    2.6   139,611   131,461     6.2
Corvette                   2,708     2,521   11.5    15,607    16,022    -2.6
Impala                    15,655    14,970    8.6    94,558   100,388    -5.8
Lumina                         1        69  -98.5        30    17,466   -99.8
Malibu                    21,597    17,177   30.6    88,258   103,333   -14.6
Metro                          0        12  ***.*        12     6,442   -99.8
Monte Carlo                6,263     6,560   -0.9    31,215    35,561   -12.2
Prizm                      1,761     5,787  -68.4    12,587    31,018   -59.4
    Chevrolet Total       75,366    75,167    4.1   398,526   458,776   -13.1
------------------------------------------------------------------------------
Alero                     10,766     9,815   13.9    50,274    65,604   -23.4
Aurora                       998     2,510  -58.7     5,554    15,367   -63.9
Cutlass                        0         1  ***.*         0        16   ***.*
Eighty Eight                   0         0  ***.*         0         3   ***.*
Intrigue                   1,577     4,077  -59.8     8,696    21,917   -60.3
    Oldsmobile Total      13,341    16,403  -15.5    64,524   102,907   -37.3
------------------------------------------------------------------------------
Bonneville                 3,420     5,695  -37.6    16,848    24,505   -31.2
Firebird                   2,006     2,213   -5.9    12,078    12,397    -2.6
Grand Am                  17,883    16,607   11.8    85,024    97,265   -12.6
Grand Prix                11,388    13,076   -9.6    64,841    60,779     6.7
Sunfire                    6,844     7,336   -3.1    41,047    43,906    -6.5
Vibe                       4,027         0  ***.*    12,475         0   ***.*
     Pontiac Total        45,568    44,927    5.3   232,313   238,852    -2.7
------------------------------------------------------------------------------
9-3                        2,351     1,889   29.2    12,976     9,800    32.4
9-5                        1,630     1,398   21.1     7,582     6,952     9.1
       Saab Total          3,981     3,287   25.8    20,558    16,752    22.7
------------------------------------------------------------------------------
Saturn L Series           12,535    13,006    0.1    47,785    57,399   -16.7
Saturn S Series           16,563    15,704    9.5    70,515    93,559   -24.6
      Saturn Total        29,098    28,710    5.2   118,300   150,958   -21.6
------------------------------------------------------------------------------
        GM Total         215,741   218,581    2.5 1,060,307 1,212,892   -12.6
------------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       211,749   213,539    3.0 1,039,531 1,189,892   -12.6
------------------------------------------------------------------------------
GM Import                  3,992     5,042  -17.8    20,776    23,000    -9.7
------------------------------------------------------------------------------
        GM Total         215,741 218,581    2.5 1,060,301,212,892 -12.6
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                     2-1P
                                     GM Car Deliveries - (United States)
                                                 June 2002
------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)      June              January - June
                         -----------------------------------------------------
                                           %Chg
                           2002    2001   per S/D   2002      2001     % Chg
                         -----------------------------------------------------
       Selling Days (S/D)  26      27
------------------------------------------------------------------------------
           GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total               32,846    35,378   -3.6   159,170   177,876   -10.5
Cadillac Total            15,530    12,954   24.5    66,698    60,523    10.2
Chevrolet Total           75,366    75,167    4.1   398,526   458,776   -13.1
Oldsmobile Total          13,341    16,403  -15.5    64,524   102,907   -37.3
Pontiac Total             45,568    44,927    5.3   232,313   238,852    -2.7
Saturn Total              29,098    28,710    5.2   118,300   150,958   -21.6
     GM North America
       Total*            211,749   213,539    3.0 1,039,531 1,189,892   -12.6
------------------------------------------------------------------------------
Cadillac Total                11     1,755  -99.3       218     6,248   -96.5
Saab Total                 3,981     3,287   25.8    20,558    16,752    22.7
     GM Import Total       3,992     5,042  -17.8    20,776    23,000    -9.7
------------------------------------------------------------------------------
                      GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total               38,507    37,884    5.6   189,324   181,516     4.3
Cadillac Total            19,696    17,231   18.7    89,630    79,388    12.9
Chevrolet Total          242,184   241,388    4.2 1,344,000 1,347,125    -0.2
GMC Total                 47,722    48,692    1.8   263,712   268,624    -1.8
HUMMER Total                  69        53   35.2       296       421   -29.7
Oldsmobile Total          17,616    23,959  -23.6    84,993   136,285   -37.6
Other-Isuzu Total          1,190     1,632  -24.3     6,786     8,572   -20.8
Pontiac Total             53,276    54,019    2.4   269,117   281,398    -4.4
Saab Total                 3,981     3,287   25.8    20,558    16,752    22.7
Saturn Total              34,635    28,710   25.3   145,740   150,958    -3.5
     GM Total            458,876   456,855    4.3 2,414,156 2,471,039    -2.3
------------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                                    3-1P
                                     GM Truck Deliveries - (United States)
                                                  June 2002
------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)     June                          January - June
                    ----------------------------------------------------------
                                           % Chg
                           2002     2001  per S/D    2002     2001     % Chg
------------------------------------------------------------------------------
  Selling Days (S/D)        26       27
------------------------------------------------------------------------------
Rendezvous                 5,661     2,506  134.6    30,154     3,640   728.4
    Total Buick            5,661     2,506  134.6    30,154     3,640   728.4
------------------------------------------------------------------------------
Escalade                   2,965     2,522   22.1    16,786    12,617    33.0
Escalade EXT               1,190         0  ***.*     5,928         0   ***.*
  Total Cadillac           4,155     2,522   71.1    22,714    12,617    80.0
------------------------------------------------------------------------------
Astro                      4,937     5,494   -6.7    28,010    33,938   -17.5
C/K Suburban(Chevy)       11,016    13,291  -13.9    64,882    73,778   -12.1
Chevy C/T Series             511       775  -31.5     2,981     3,507   -15.0
Chevy P Models & Mtr Hms       0         8  ***.*         0        35   ***.*
Chevy W Series               143       247  -39.9     1,191     1,078    10.5
Express Cutaway/G Cut      1,639     1,482   14.8     9,414     7,341    28.2
Express Panel/G Van        5,381     5,919   -5.6    32,198    33,769    -4.7
Express/G Sportvan         1,396     1,756  -17.4     9,132     8,942     2.1
Kodiak 4/5 Series             75         0  ***.*       181         0   ***.*
S/T Blazer                11,526    16,986  -29.5    63,420    99,053   -36.0
S/T Pickup                15,467    17,079   -6.0    82,558    87,030    -5.1
Tahoe                     17,808    17,674    4.6    99,458    97,056     2.5
Tracker                    5,430     5,131    9.9    22,690    28,066   -19.2
TrailBlazer               22,974    13,064   82.6   113,136    19,273   487.0
Venture                    9,884    11,552  -11.1    46,018    47,733    -3.6
...............................................................................
     Avalanche             6,675     3,516   97.1    44,079     4,233   941.3
     Silverado-C/K
       Pick-up            51,956    52,247    3.3   326,126   343,517    -5.1
Chevrolet Fullsize
  Pick-ups                58,631    55,763    9.2   370,205   347,750     6.5
...............................................................................
  Chevrolet Total        166,818     166,221    4.2 945,474   888,349     6.4
------------------------------------------------------------------------------
C/K Suburban(GMC)              0         1  ***.*         0        30   ***.*
Envoy                     10,257     6,442   65.3    46,337    12,741   263.7
GMC C/T Series               929     1,355  -28.8     6,840     7,680   -10.9
GMC W Series                 343       414  -14.0     2,034     2,276   -10.6
P Models & Mtr Hms(GMC)        0         1  ***.*         0        12   ***.*
S/T Jimmy                     50     2,907  -98.2       824    25,191   -96.7
Safari (GMC)               1,240     1,372   -6.1     7,424    10,893   -31.8
Savana Panel/G Classic     2,122     2,197    0.3    10,463    13,605   -23.1
Savana Special/G Cut         543       913  -38.2     4,945     7,028   -29.6
Savana/Rally                 320       410  -18.9     1,290     1,411    -8.6
Sierra                    16,833    15,493   12.8    96,426    96,213     0.2
Sonoma                     4,142     4,444   -3.2    22,175    22,401    -1.0
Topkick 4/5 Series            57         0  ***.*       103         0   ***.*
Yukon                      5,816     6,449   -6.3    35,597    37,068    -4.0
Yukon XL                   5,070     6,294  -16.3    29,254    32,075    -8.8
     GMC Total            47,722    48,692    1.8   263,712   268,624    -1.8
------------------------------------------------------------------------------
HUMMER H1                     52        53    1.9       279       421   -33.7
HUMMER H2                     17         0  ***.*        17         0   ***.*
   HUMMER Total               69        53   35.2       296       421   -29.7
------------------------------------------------------------------------------
Bravada                    1,406     2,776  -47.4     8,376    11,885   -29.5
Silhouette                 2,869     4,780  -37.7    12,093    21,493   -43.7
 Oldsmobile Total          4,275     7,556  -41.2    20,469    33,378   -38.7
------------------------------------------------------------------------------
Other-Isuzu F Series         180       241  -22.4       948     1,226   -22.7
Other-Isuzu N Series       1,010     1,391  -24.6     5,838     7,346   -20.5
 Other-Isuzu Total         1,190     1,632  -24.3     6,786     8,572   -20.8
------------------------------------------------------------------------------
Aztek                      2,484     2,931  -12.0    13,856    16,519   -16.1
Montana                    5,224     6,161  -11.9    22,948    26,027   -11.8
Trans Sport                    0         0  ***.*         0         0   ***.*
   Pontiac Total           7,708     9,092  -12.0    36,804    42,546   -13.5
------------------------------------------------------------------------------
VUE                        5,537         0  ***.*    27,440         0   ***.*
   Saturn Total            5,537         0  ***.*    27,440         0   ***.*
------------------------------------------------------------------------------
     GM Total            243,135   238,274    6.0 1,353,849 1,258,147     7.6
------------------------------------------------------------------------------
                          GM TRUCK Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       241,884   236,693    6.1 1,346,623 1,249,863     7.7
------------------------------------------------------------------------------
GM Import                  1,251     1,581  -17.8     7,226     8,284   -12.8
------------------------------------------------------------------------------
     GM Total            243,135   238,274    6.0 1,353,849 1,258,147     7.6
------------------------------------------------------------------------------
                GM Light Duty Truck Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       239,887   233,842    6.5 1,333,733 1,234,987     8.0
------------------------------------------------------------------------------
GM Import                      0         0  ***.*         0         0   ***.*
------------------------------------------------------------------------------
     GM Total            239,887   233,842    6.5 1,333,733 1,234,987     8.0
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico



                                                    3-1P
                                     GM Truck Deliveries - (United States)
                                                  June 2002
------------------------------------------------------------------------------
                                                     Calendar Year-to-Date
                    (1)     June                          January - June
                    ----------------------------------------------------------
                                           % Chg
                           2002     2001  per S/D    2002     2001     % Chg
------------------------------------------------------------------------------
  Selling Days (S/D)        26       27
------------------------------------------------------------------------------
             GM TRUCK Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                5,661     2,506  134.6    30,154     3,640   728.4
Cadillac Total             4,155     2,522   71.1    22,714    12,617    80.0
Chevrolet Total          166,720   166,053    4.3   944,676   887,633     6.4
GMC Total                 47,469    48,440    1.8   262,378   267,339    -1.9
HUMMER Total                  69        53   35.2       296       421   -29.7
Oldsmobile Total           4,275     7,556  -41.2    20,469    33,378   -38.7
Other-Isuzu Total            290       471  -36.1     1,692     2,289   -26.1
Pontiac Total              7,708     9,092  -12.0    36,804    42,546   -13.5
Saturn Total               5,537         0  ***.*    27,440         0   ***.*
    GM North America
      Totals*            241,884   236,693    6.1 1,346,623 1,249,863     7.7
------------------------------------------------------------------------------
Chevrolet Total               98       168  -39.4       798       716    11.5
GMC Total                    253       252    4.3     1,334     1,285     3.8
Other-Isuzu Total            900     1,161  -19.5     5,094     6,283   -18.9
    GM Import Total        1,251     1,581  -17.8     7,226    8,284   -12.8
------------------------------------------------------------------------------
       GM Light Truck Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                5,661     2,506  134.6    30,154     3,640   728.4
Cadillac Total             4,155     2,522   71.1    22,714    12,617    80.0
Chevrolet Total          166,089   165,191    4.4   941,121   883,729     6.5
GMC Total                 46,393    46,922    2.7   254,735   258,656    -1.5
HUMMER Total                  69        53   35.2       296       421   -29.7
Oldsmobile Total           4,275     7,556  -41.2    20,469    33,378   -38.7
Pontiac Total              7,708     9,092  -12.0    36,804    42,546   -13.5
Saturn Total               5,537         0  ***.*    27,440         0   ***.*
    GM North America
      Total*             239,887   233,842    6.5 1,333,733 1,234,987     8.0
------------------------------------------------------------------------------


                     GM Light Truck Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total                5,661     2,506  134.6    30,154     3,640   728.4
Cadillac Total             4,155     2,522   71.1    22,714    12,617    80.0
Chevrolet Total          166,089   165,191    4.4   941,121   883,729     6.5
GMC Total                 46,393    46,922    2.7   254,735   258,656    -1.5
HUMMER Total                  69        53   35.2       296       421   -29.7
Oldsmobile Total           4,275     7,556  -41.2    20,469    33,378   -38.7
Pontiac Total              7,708     9,092  -12.0    36,804    42,546   -13.5
Saturn Total               5,537         0  ***.*    27,440         0   ***.*
    GM Total             239,887   233,842    6.5 1,333,733 1,234,987     8.0
------------------------------------------------------------------------------

* Includes US/Canada/Mexico



                         GM Production Schedule - 7/2/02

                        GMNA
                --------------------                            Total     Memo:  JV*
Units 000s      Car*   Truck   Total   GME**  GMLAAM   GMAP   Worldwide   Car    Truck
-----------     --------------------  ------ -------- ------ ----------   ----   -----
2002 Q2 #        688    865    1,553    457     143     74     2,227       15      17
O/(U) prior
forecast:@                         8     (5)      0      3
--------------------------------------------------------------------------------------
2002 Q3 #        550    695    1,245    425     151     74     1,895       16      20
O/(U) prior
forecast:@       n/a    n/a      n/a      5      (4)     4       n/a      n/a     n/a
--------------------------------------------------------------------------------------



                        GMNA
                --------------------                            Total     Memo:  JV*
Units 000s      Car*   Truck   Total   GME**  GMLAAM   GMAP   Worldwide   Car    Truck
-----------     --------------------  ------ -------- ------ ----------   ----   -----
   1998
1st Qtr.         673    702    1,375    424     146     36     1,981       20       6
2nd Qtr.         615    557    1,172    479     153     39     1,843       13       8
3rd Qtr.         592    410    1,002    440     137     37     1,616       14       0
4th Qtr.         819    691    1,510    522      89     36     2,157       21       9
               -----   ----   ------  -----     ---    ---     -----      ---      --
    CY         2,699  2,360    5,059  1,864     525    148     7,596       68      23

   1999
1st Qtr.         781    725    1,506    524      93     38     2,161       20      15
2nd Qtr.         760    795    1,555    533     110     25     2,223       22      13
3rd Qtr.         660    699    1,359    427     112     47     1,945       19      11
4th Qtr.         759    694    1,453    530      97     47     2,127       21      17
               -----   ----    -----  -----     ---    ---    ------      ---      --
    CY         2,960  2,913    5,873  2,014     412    157     8,456       82      56

   2000
1st Qtr.         746    775    1,521    572     118     40     2,251       24      13
2nd Qtr.         787    781    1,568    534     140     45     2,287       19      17
3rd Qtr.         689    630    1,319    374     151     53     1,897       16      18
4th Qtr.         670    694    1,364    513     135     47     2,059       18      17
               -----  -----    -----   ----    ----    ---    ------      ---      --
    CY         2,892  2,880    5,772  1,993     544    185     8,494       77      65

   2001
1st Qtr.         581    633    1,214    538     138     51     1,941      918       9
2nd Qtr.         638    726    1,364    491     165     64     2,084       13      16
3rd Qtr.         573    665    1,238    373     146     74     1,832       11      15
4th Qtr.         573    721    1,294    441     127     67     1,929        9      16
               -----  -----   ------  -----    ----    ---    ------       --      --
    CY         2,365  2,745    5,110  1,842     575    256     7,786       46      61

   2002
1st Qtr.         600    753    1,353    456     131     65     2,005       12      11
2nd Qtr.         683    862    1,553    457     143     74     2,227       15      17
3rd Qtr. #       550    695    1,245    425     151     74     1,895       16      20
                ----------------------------------------------------------------------

      @ Numbers may vary due to rounding
     '* JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck,
        CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.












                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      July 3, 2002
      ------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)